UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04894
                                   ---------

                             FRANKLIN MANAGED TRUST
                             ----------------------
               (Exact name of registrant as specified in charter)

                 ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                ------------------------------------------------
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
          -------------------------------------------------------------
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: 650 312-2000
                                                            ------------

Date of fiscal year end: 9/30
                         ----

Date of reporting period: 3/31/09
                          -------


ITEM 1. REPORTS TO STOCKHOLDERS.



MARCH 31, 2009

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

A series of Franklin Managed Trust

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                                    (GRAPHIC)

                                    FRANKLIN
                              RISING DIVIDENDS FUND

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      FRANKLIN - Templeton - Mutual Series

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--
                            Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and
                            staying true to the unique investment disciplines
                            that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin,
                            Templeton and Mutual Series funds typically have
                            distinct portfolios. That's why our funds can be
                            used to build truly diversified allocation plans
                            covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional
                            risk-adjusted returns over the long term, as well as
                            the reliable, accurate and personal service that has
                            helped us become one of the most trusted names in
                            financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
                                    (GRAPHIC)

Not part of the semiannual report

Contents

SHAREHOLDER LETTER ........................................................    1
SEMIANNUAL REPORT
Franklin Rising Dividends Fund ............................................    3
Performance Summary .......................................................    7
Your Fund's Expenses ......................................................   10
Financial Highlights and Statement of Investments .........................   12
Financial Statements ......................................................   20
Notes to Financial Statements .............................................   24
Shareholder Information ...................................................   32

Shareholder Letter

     Dear Shareholder:

     The six-month period ended March 31, 2009, was an extraordinary and stressful time for investors and those of us who have worked in financial markets for many years. During this turbulent period, the U.S. recession deepened, the unemployment rate surged and consumer spending fell. Most stocks suffered major losses as investors worried about an uncertain future. With a new president, Barack Obama, the country and the financial markets were eager to see how effectively the government could address these problems. Although this environment is bound to provoke great concern, we think it is important to put short-term market developments in perspective. Keep in mind that as daunting as current conditions may be, we have navigated through other periods of high market volatility, such as the U.S. stock market's severe decline of 1987 and the bursting of the technology bubble in 2000. We remain committed to our long-term perspective and our disciplined investment philosophy. Therefore, we view recent declines as potential opportunities to find bargains that we believe may be well positioned to become eventual winners. Although conditions remain challenging, our experience gives us ample reason to be optimistic about future market stabilization and recovery.

     In the enclosed semiannual report for Franklin Rising Dividends Fund, Don Taylor, the lead portfolio manager, discusses market conditions, investment decisions and Fund performance during the six months ended March 31, 2009. The report contains additional performance data and financial information. Our website, franklintempleton.com, offers more timely discussions, daily prices, portfolio holdings and other information. We encourage you to

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                      Not part of the semiannual report | 1
     discuss your concerns with your financial advisor, who can review your overall portfolio, reassess your goals and help you stay focused on the long term. As times like these illustrate, all securities markets fluctuate, as do mutual fund share prices.

     We are grateful for the trust you have placed in Franklin Templeton and remain focused on serving your investment needs.

     Sincerely,


     /s/ William J. Lippman
     William J. Lippman
     President and Chief Executive Officer - Investment Management Franklin Managed Trust

     THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF MARCH 31, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                      2 | Not part of the semiannual report

Semiannual Report

Franklin Rising Dividends Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Rising Dividends Fund seeks long-term capital appreciation. Preservation of capital, while not a goal, is also an important consideration. The Fund invests at least 80% of its net assets in companies that have paid consistently rising dividends.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This semiannual report for Franklin Rising Dividends Fund covers the period ended March 31, 2009.

PERFORMANCE OVERVIEW

For the six months under review, Franklin Rising Dividends Fund - Class A had a -26.54% cumulative total return. The Fund performed better than its benchmark, the Standard & Poor's 500 Index (S&P 500), which declined 30.54% for the same period.(1) You can find the Fund's long-term performance data in the Performance Summary beginning on page 7.

ECONOMIC AND MARKET OVERVIEW

During the six-month period ended March 31, 2009, economic conditions generally deteriorated. In February 2009, The Conference Board's Consumer Confidence Index fell to an all-time low since it began in 1967 as the U.S. economy faltered and stock markets declined. The government's abrupt conservatorship of Fannie Mae and Freddie Mac in early September 2008 and the failure of several blue chip banks and financial institutions roiled equity markets during the period. Despite government interventions and massive emergency funding, the nation's economic troubles were exacerbated as manufacturing activity weakened at its fastest pace in nearly 30 years and as home prices continued to fall in early 2009. Jobless claims mounted and the unemployment rate rose to 8.5% by period-end.(2) Although home sales declined for most of the period, they increased near period-end. Reflecting a

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

(2.) Source: Bureau of Labor Statistics.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 17.


                              Semiannual Report | 3
broad-based contraction in consumer spending, falling corporate profits and slowing exports, economic growth, as measured by gross domestic product (GDP), fell an annualized 6.3% in the fourth quarter of 2008. In 2009's first quarter, GDP declined at an estimated 6.1% annualized rate.

PORTFOLIO BREAKDOWN

Based on Total Net Assets as of 3/31/09

                                  (BAR CHART)

Insurance                                        13.6%
Materials                                        13.3%
Health Care Equipment & Services                 10.2%
Electrical Equipment                              8.6%
Household & Personal Products                     6.5%
Machinery                                         6.1%
Food & Staples Retailing                          5.8%
Retailing                                         5.8%
Industrial Conglomerates                          5.3%
Aerospace & Defense                               4.8%
Food, Beverage & Tobacco                          3.7%
Diversified Financials                            3.1%
Commercial & Professional Services                2.9%
Pharmaceuticals, Biotechnology & Life Sciences    2.9%
Other                                             4.2%
Short-Term Investments & Other Net Assets         3.2%

Oil prices stood at $101 per barrel at the beginning of the period, but retreated dramatically to $50 by period-end. Many other commodities such as agricultural products and base metals followed similar trends. Partially as a result of the steep price corrections, inflation declined significantly during the period, and March's inflation rate was an annualized -0.4%.(2) Core inflation, which excludes food and energy costs, rose at a 1.8% annual rate, which was within the Federal Reserve Board's (Fed's) informal target range of 1.5%-2.0%.(2)

A slowing economy and decelerating inflation prompted policymakers to further lower interest rates and enact stimulus plans. During the six months under review, the Fed lowered the federal funds target rate to a range of 0% to 0.25% from 2.00% at the start of the period. The Fed and U.S. Treasury Department introduced new programs intended to enhance market liquidity. The government also outlined details of its Public-Private Investment Program, with an objective of removing devalued real estate-related assets from banks' balance sheets.

Market volatility intensified during the reporting period as stocks fluctuated wildly and Treasury prices soared. Near period-end, stock markets rebounded somewhat from severely depressed levels, but still declined significantly over the period. For the six months under review, the Dow Jones Industrial Average, S&P 500 and NASDAQ Composite Index declined 28.57%, 30.54% and 26.50%, respectively.(3) All sectors lost value; however, the financials, industrials and materials sectors had the largest declines.

INVESTMENT STRATEGY

We base our investment strategy on our belief that companies with consistently rising dividends should, over time, also realize stock price appreciation. We select portfolio securities based on several criteria. To be eligible for purchase, stocks generally will pass certain screens, requiring consistent and substantial dividend increases, strong balance sheets, and relatively low price/earnings ratios. We seek fundamentally sound companies that meet our standards and attempt to acquire them at what we believe are attractive prices, often when they are out of favor with other investors.

(3.) Source: (C) 2009 Morningstar. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. See footnote 1 for a description of the S&P 500. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.


                              4 | Semiannual Report

MANAGER'S DISCUSSION

During the reporting period, three holdings that declined in value were AFLAC, General Electric (GE) and Brady Corp. Shares of supplemental health insurer AFLAC and diversified manufacturing and financial services company GE fell largely due to investors' concerns about the underlying value of certain financial assets held by the companies. These concerns led to fears that the companies were not adequately capitalized, and their stock prices fell sharply given a perceived potential for the companies to dilute shares to raise capital. Brady, which makes labels, signs and electrical components, suffered as the company lowered its 2009 profit projections due to declining sales and unfavorable currency exchange rates.

Significant contributors to the Fund's return during the period included Family Dollar Stores, Nucor, and new holding Air Products & Chemicals. Discount retailer Family Dollar Stores reported higher revenues and earnings as consumers became increasingly cost conscious. The company has 33 consecutive years of dividend increases. Steel company Nucor benefited during the period from expectations for increased infrastructure spending in the U.S. and abroad. Nucor has increased its dividend for 36 years. Air Products & Chemicals, which offers specialty gases and related products and services, has 27 years of dividend increases.

In addition to Air Products & Chemicals, we initiated a position in Stryker, a medical technology company specializing in orthopedic implants and surgical equipment. The company has 17 years of dividend increases. We made significant additions to holdings in AFLAC and McCormick & Co., a specialty food manufacturer with a record of consistent growth. AFLAC has increased its dividend for 26 consecutive years, while McCormick has 22 years of dividend increases. We made smaller additions to 11 other positions during the period.

We eliminated the Fund's position in SunTrust Bancorp and reduced its U.S. Bancorp position largely due to concerns about the companies' fundamental asset quality. We significantly reduced positions in Family Dollar Stores and Wal-Mart Stores after strong performance or Fund redemptions caused them to become unusually large positions. Smaller reductions were made to 10 other positions.

Our 10 largest positions on March 31, 2009, represented 47.8% of the Fund's total net assets. It is interesting to note how these 10 companies would, in aggregate, respond to the Fund's screening criteria based on a simple average of statistical measures. On average, these 10 companies have raised their dividends 31 years in a row and by 263% over the past 10 years. Their most

TOP 10 EQUITY HOLDINGS
3/31/09

COMPANY                               % OF TOTAL
SECTOR/INDUSTRY                       NET ASSETS
---------------                       ----------
Praxair Inc.                             6.0%
   MATERIALS
Wal-Mart Stores Inc.                     5.8%
   FOOD & STAPLES RETAILING
Family Dollar Stores Inc.                5.6%
   RETAILING
Roper Industries Inc.                    5.6%
   ELECTRICAL EQUIPMENT
United Technologies Corp.                4.8%
   AEROSPACE & DEFENSE
The Procter & Gamble Co.                 4.7%
   HOUSEHOLD & PERSONAL PRODUCTS
Erie Indemnity Co., A                    4.1%
   INSURANCE
Becton Dickinson and Co.                 3.8%
   HEALTH CARE EQUIPMENT & SERVICES
Dover Corp.                              3.7%
   MACHINERY
McCormick & Co. Inc.                     3.7%
   FOOD, BEVERAGE & TOBACCO


                              Semiannual Report | 5
recent year-over-year dividend increases averaged 13.0% with a yield of 2.8% on March 31, 2009, and a dividend payout ratio of 36%, based on estimates of calendar year 2009 operating earnings. The average price/earnings ratio was 13.6 times 2009 estimates versus 13.3 for that of the unmanaged S&P 500.

Thank you for your continued participation in Franklin Rising Dividends Fund. We look forward to serving your future investment needs.


(PHOTO OF DONALD G. TAYLOR)   /s/ Donald G. Taylor
                              Donald G. Taylor, CPA
                              Lead Portfolio Manager

                              William J. Lippman
                              Margaret McGee
                              Bruce C. Baughman, CPA

                              Portfolio Management Team
                              Franklin Rising Dividends Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                              6 | Semiannual Report

Performance Summary as of 3/31/09

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FRDPX)                        CHANGE   3/31/09   9/30/08
-----------------------                        ------   -------   -------
Net Asset Value (NAV)                          -$8.22    $20.86    $29.08
DISTRIBUTIONS (10/1/08-3/31/09)
Dividend Income                      $0.5145

CLASS B (SYMBOL: FRDBX)                        CHANGE   3/31/09   9/30/08
-----------------------                        ------   -------   -------
Net Asset Value (NAV)                          -$7.96    $20.77    $28.73
DISTRIBUTIONS (10/1/08-3/31/09)
Dividend Income                      $0.2555

CLASS C (SYMBOL: FRDTX)                        CHANGE   3/31/09   9/30/08
-----------------------                        ------   -------   -------
Net Asset Value (NAV)                          -$7.95    $20.69    $28.64
DISTRIBUTIONS (10/1/08-3/31/09)
Dividend Income                      $0.2765

CLASS R (SYMBOL: FRDRX)                        CHANGE   3/31/09   9/30/08
-----------------------                        ------   -------   -------
Net Asset Value (NAV)                          -$8.13    $20.83    $28.96
DISTRIBUTIONS (10/1/08-3/31/09)
Dividend Income                      $0.4249

ADVISOR CLASS (SYMBOL: FRDAX)                  CHANGE   3/31/09   9/30/08
-----------------------------                  ------   -------   -------
Net Asset Value (NAV)                          -$8.26    $20.81    $29.07
DISTRIBUTIONS (10/1/08-3/31/09)
Dividend Income                      $0.5943


                              Semiannual Report | 7

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                 6-MONTH           1-YEAR    5-YEAR        10-YEAR
-------                                 -------          -------   -------   ------------------
Cumulative Total Return(1)               -26.54%          -33.76%   -20.20%        +31.65%
Average Annual Total Return(2)           -30.75%          -37.57%    -5.54%         +2.18%
Value of $10,000 Investment(3)          $ 6,925          $ 6,243   $ 7,521        $12,409
   Total Annual Operating Expenses(4)             1.03%

CLASS B                                 6-MONTH           1-YEAR    5-YEAR        10-YEAR
-------                                 -------          -------   -------   ------------------
Cumulative Total Return(1)               -26.84%          -34.25%   -23.02%        +25.53%
Average Annual Total Return(2)           -29.73%          -36.85%    -5.44%         +2.30%
Value of $10,000 Investment(3)          $ 7,027          $ 6,315   $ 7,559        $12,553
   Total Annual Operating Expenses(4)             1.78%

CLASS C                                 6-MONTH           1-YEAR    5-YEAR        10-YEAR
-------                                 -------          -------   -------   ------------------
Cumulative Total Return(1)               -26.82%          -34.26%   -23.01%        +23.61%
Average Annual Total Return(2)           -27.54%          -34.90%    -5.10%         +2.14%
Value of $10,000 Investment(3)          $ 7,246          $ 6,510   $ 7,699        $12,361
   Total Annual Operating Expenses(4)             1.77%

CLASS R                                 6-MONTH           1-YEAR    5-YEAR   INCEPTION (1/1/02)
-------                                 -------          -------   -------   ------------------
Cumulative Total Return(1)               -26.64%          -33.92%   -21.05%         -1.68%
Average Annual Total Return(2)           -26.64%          -33.92%    -4.62%         -0.23%
Value of $10,000 Investment(3)          $ 7,336          $ 6,608   $ 7,895         $9,832
   Total Annual Operating Expenses(4)             1.28%

ADVISOR CLASS(5)                        6-MONTH           1-YEAR    5-YEAR        10-YEAR
----------------                        -------          -------   -------   ------------------
Cumulative Total Return(1)               -26.42%          -33.57%   -19.48%        +32.84%
Average Annual Total Return(2)           -26.42%          -33.57%    -4.24%         +2.88%
Value of $10,000 Investment(3)          $ 7,358          $ 6,643   $ 8,052        $13,284
   Total Annual Operating Expenses(4)             0.78%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                              8 | Semiannual Report

ENDNOTES

VALUE SECURITIES MAY NOT INCREASE IN PRICE AS ANTICIPATED OR MAY DECLINE FURTHER IN VALUE. WHILE SMALLER AND MIDSIZE COMPANIES MAY OFFER SUBSTANTIAL OPPORTUNITIES FOR CAPITAL GROWTH, THEY ALSO INVOLVE HEIGHTENED RISKS AND SHOULD BE CONSIDERED SPECULATIVE. HISTORICALLY, SMALLER AND MIDSIZE COMPANY SECURITIES HAVE BEEN MORE VOLATILE IN PRICE THAN LARGER COMPANY SECURITIES, ESPECIALLY OVER THE SHORT TERM. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(4.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(5.) Effective 10/3/05, the Fund began offering Advisor class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 10/3/05, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 10/2/05, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 10/3/05 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were -22.99% and -7.21%.


                              Semiannual Report | 9

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             10 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                             VALUE 10/1/08      VALUE 3/31/09   PERIOD* 10/1/08-3/31/09
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $  734.60              $4.84
Hypothetical (5% return before expenses)         $1,000           $1,019.35              $5.64
CLASS B
Actual                                           $1,000           $  731.60              $8.07
Hypothetical (5% return before expenses)         $1,000           $1,015.61              $9.40
CLASS C
Actual                                           $1,000           $  731.80              $8.07
Hypothetical (5% return before expenses)         $1,000           $1,015.61              $9.40
CLASS R
Actual                                           $1,000           $  733.60              $5.92
Hypothetical (5% return before expenses)         $1,000           $1,018.10              $6.89
ADVISOR CLASS
Actual                                           $1,000           $  735.80              $3.77
Hypothetical (5% return before expenses)         $1,000           $1,020.59              $4.38

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.12%; B: 1.87%; C: 1.87%; R: 1.37%; and
     Advisor: 0.87%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.


                             Semiannual Report | 11

Franklin Managed Trust

FINANCIAL HIGHLIGHTS

FRANKLIN RISING DIVIDENDS FUND

                                          SIX MONTHS ENDED                        YEAR ENDED SEPTEMBER 30,
                                           MARCH 31, 2009   -------------------------------------------------------------------
CLASS A                                      (UNAUDITED)       2008          2007           2006          2005          2004
-------                                   ----------------  ----------    ----------     ----------    ----------    ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ..    $    29.08       $    37.47    $    36.25     $    31.14    $    30.58    $    27.03
                                           ----------       ----------    ----------     ----------    ----------    ----------
Income from investment operations(a):
   Net investment income (loss)(b) ....         (0.02)(c)         0.48          0.89(d)        0.44          0.29          0.35
   Net realized and unrealized gains
      (losses) ........................         (7.69)           (7.75)         2.43           5.20          0.81          3.40
                                           ----------       ----------    ----------     ----------    ----------    ----------
Total from investment operations ......         (7.71)           (7.27)         3.32           5.64          1.10          3.75
                                           ----------       ----------    ----------     ----------    ----------    ----------
Less distributions from:
   Net investment income ..............         (0.51)           (0.45)        (0.91)         (0.35)        (0.30)        (0.16)
   Net realized gains .................            --            (0.67)        (1.19)         (0.18)        (0.24)        (0.04)
                                           ----------       ----------    ----------     ----------    ----------    ----------
Total distributions ...................         (0.51)           (1.12)        (2.10)         (0.53)        (0.54)        (0.20)
                                           ----------       ----------    ----------     ----------    ----------    ----------
Redemption fees(e) ....................            --               --(f)         --(f)          --(f)         --(f)         --(f)
                                           ----------       ----------    ----------     ----------    ----------    ----------
Net asset value, end of period ........    $    20.86       $    29.08    $    37.47     $    36.25    $    31.14    $    30.58
                                           ==========       ==========    ==========     ==========    ==========    ==========
Total return(g) .......................        (26.54)%         (19.85)%        9.53%         18.26%         3.60%        13.86%
RATIOS TO AVERAGE NET ASSETS(h)
Expenses(i) ...........................          1.12%            1.01%         1.00%          1.00%         1.09%         1.25%
Net investment income (loss) ..........         (0.13)%(c)        1.47%         2.42%(d)       1.32%         0.92%         1.17%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .....    $1,016,633       $1,383,212    $2,061,210     $1,741,181    $1,480,742    $1,285,585
Portfolio turnover rate ...............          8.43%            4.29%         6.02%          7.58%         3.58%         3.42%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Net investment income per share includes approximately $(0.24) per share as a return of capital adjustment to a previously recorded special dividend received by the Fund. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 2.04%.

(d) Net investment income per share includes approximately $0.48 per share received in the form of a special dividend paid in connection with a corporate spin-off. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.23%.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f)  Amount rounds to less than $0.01 per share.

(g) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(h)  Ratios are annualized for periods less than one year.

(i)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             12 | Semiannual Report

Franklin Managed Trust

FRANKLIN RISING DIVIDENDS FUND

                                          SIX MONTHS ENDED                   YEAR ENDED SEPTEMBER 30,
                                           MARCH 31, 2009   ----------------------------------------------------------
CLASS B                                      (UNAUDITED)      2008        2007         2006        2005         2004
-------                                   ----------------  --------    --------     --------    --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ..     $  28.73        $  36.98    $  35.79     $  30.74    $  30.25     $  26.81
                                            --------        --------    --------     --------    --------     --------
Income from investment operations(a):
   Net investment income (loss)(b) ....        (0.08)(c)        0.23        0.64(d)      0.19        0.07         0.19
   Net realized and unrealized gains
      (losses) ........................        (7.62)          (7.66)       2.37         5.13        0.81         3.36
                                            --------        --------    --------     --------    --------     --------
Total from investment operations ......        (7.70)          (7.43)       3.01         5.32        0.88         3.55
                                            --------        --------    --------     --------    --------     --------
Less distributions from:
   Net investment income ..............        (0.26)          (0.15)      (0.63)       (0.09)      (0.15)       (0.07)
   Net realized gains .................           --           (0.67)      (1.19)       (0.18)      (0.24)       (0.04)
                                            --------        --------    --------     --------    --------     --------
Total distributions ...................        (0.26)          (0.82)      (1.82)       (0.27)      (0.39)       (0.11)
                                            --------        --------    --------     --------    --------     --------
Redemption fees(e) ....................           --              --(f)       --(f)        --(f)       --(f)        --(f)
                                            --------        --------    --------     --------    --------     --------
Net asset value, end of period ........     $  20.77        $  28.73    $  36.98     $  35.79    $  30.74     $  30.25
                                            ========        ========    ========     ========    ========     ========
Total return(g) .......................       (26.84)%        (20.44)%      8.71%       17.42%       2.89%       13.26%
RATIOS TO AVERAGE NET ASSETS(h)
Expenses(i) ...........................         1.87%           1.76%       1.75%        1.76%       1.78%        1.79%
Net investment income (loss) ..........        (0.88)%(c)       0.72%       1.67%(d)     0.56%       0.23%        0.63%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .....     $102,680        $164,350    $270,367     $289,640    $291,714     $292,322
Portfolio turnover rate ...............         8.43%           4.29%       6.02%        7.58%       3.58%        3.42%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Net investment income per share includes approximately $(0.24) per share as a return of capital adjustment to a previously recorded special dividend received by the Fund. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.29%.

(d) Net investment income per share includes approximately $0.48 per share received in the form of a special dividend paid in connection with a corporate spin-off. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.48%.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f)  Amount rounds to less than $0.01 per share.

(g) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(h)  Ratios are annualized for periods less than one year.

(i)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 13

Franklin Managed Trust

FRANKLIN RISING DIVIDENDS FUND

                                          SIX MONTHS ENDED                   YEAR ENDED SEPTEMBER 30,
                                           MARCH 31, 2009   ---------------------------------------------------------
CLASS C                                      (UNAUDITED)      2008        2007         2006        2005        2004
-------                                   ----------------  --------    --------     --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ..     $  28.64        $  36.89    $  35.73     $  30.69    $  30.21    $  26.77
                                            --------        --------    --------     --------    --------    --------
Income from investment operations(a):
   Net investment income (loss)(b) ....        (0.09)(c)        0.24        0.61(d)      0.19        0.07        0.19
   Net realized and unrealized gains
      (losses) ........................        (7.58)          (7.65)       2.40         5.13        0.80        3.36
                                            --------        --------    --------     --------    --------    --------
Total from investment operations ......        (7.67)          (7.41)       3.01         5.32        0.87        3.55
                                            --------        --------    --------     --------    --------    --------
Less distributions from:
   Net investment income ..............        (0.28)          (0.17)      (0.66)       (0.10)      (0.15)      (0.07)
   Net realized gains .................           --           (0.67)      (1.19)       (0.18)      (0.24)      (0.04)
                                            --------        --------    --------     --------    --------    --------
Total distributions ...................        (0.28)          (0.84)      (1.85)       (0.28)      (0.39)      (0.11)
                                            --------        --------    --------     --------    --------    --------
Redemption fees(e) ....................           --              --(f)       --(f)        --(f)       --(f)       --(f)
                                            --------        --------    --------     --------    --------    --------
Net asset value, end of period ........     $  20.69        $  28.64    $  36.89     $  35.73    $  30.69    $  30.21
                                            ========        ========    ========     ========    ========    ========
Total return(g) .......................       (26.82)%        (20.44)%      8.69%       17.41%       2.89%      13.26%
RATIOS TO AVERAGE NET ASSETS(h)
Expenses(i) ...........................         1.87%           1.75%       1.75%        1.74%       1.77%       1.79%
Net investment income (loss) ..........        (0.88)%(c)       0.73%       1.67%(d)     0.58%       0.24%       0.63%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .....     $273,656        $397,307    $622,647     $566,357    $523,687    $475,176
Portfolio turnover rate ...............         8.43%           4.29%       6.02%        7.58%       3.58%       3.42%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Net investment income per share includes approximately $(0.24) per share as a return of capital adjustment to a previously recorded special dividend received by the Fund. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.29%

(d) Net investment income per share includes approximately $0.48 per share received in the form of a special dividend paid in connection with a corporate spin-off. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.48%.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f)  Amount rounds to less than $0.01 per share.

(g) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(h)  Ratios are annualized for periods less than one year.

(i)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             14 | Semiannual Report

Franklin Managed Trust

FRANKLIN RISING DIVIDENDS FUND

                                          SIX MONTHS ENDED                YEAR ENDED SEPTEMBER 30,
                                           MARCH 31, 2009   ----------------------------------------------------
CLASS R                                      (UNAUDITED)      2008       2007        2006       2005       2004
-------                                   ----------------  -------    -------     -------    -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ..     $ 28.96         $ 37.31    $ 36.11     $ 31.02    $ 30.51    $ 26.97
                                            -------         -------    -------     -------    -------    -------
Income from investment operations(a):
   Net investment income (loss)(b) ....       (0.05)(c)        0.40       0.80(d)     0.35       0.23       0.35
   Net realized and unrealized gains
      (losses) ........................       (7.66)          (7.72)      2.42        5.19       0.81       3.39
                                            -------         -------    -------     -------    -------    -------
Total from investment operations ......       (7.71)          (7.32)      3.22        5.54       1.04       3.74
                                            -------         -------    -------     -------    -------    -------
Less distributions from:
   Net investment income ..............       (0.42)          (0.36)     (0.83)      (0.27)     (0.29)     (0.16)
   Net realized gains .................          --           (0.67)     (1.19)      (0.18)     (0.24)     (0.04)
                                            -------         -------    -------     -------    -------    -------
Total distributions ...................       (0.42)          (1.03)     (2.02)      (0.45)     (0.53)     (0.20)
                                            -------         -------    -------     -------    -------    -------
Redemption fees(e) ....................          --              --(f)      --(f)       --(f)      --(f)      --(f)
                                            -------         -------    -------     -------    -------    -------
Net asset value, end of period ........     $ 20.83         $ 28.96    $ 37.31     $ 36.11    $ 31.02    $ 30.51
                                            =======         =======    =======     =======    =======    =======
Total return(g) .......................      (26.64)%        (20.03)%     9.22%      17.99%      3.45%     13.82%
RATIOS TO AVERAGE NET ASSETS(h)
Expenses(i) ...........................        1.37%           1.26%      1.25%       1.26%      1.28%      1.29%
Net investment income (loss) ..........       (0.38)%(c)       1.22%      2.17%(d)    1.06%      0.73%      1.13%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .....     $23,625         $31,554    $55,458     $46,414    $44,448    $36,510
Portfolio turnover rate ...............        8.43%           4.29%      6.02%       7.58%      3.58%      3.42%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Net investment income per share includes approximately $(0.24) per share as a return of capital adjustment to a previously recorded special dividend received by the Fund. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.79%.

(d) Net investment income per share includes approximately $0.48 per share received in the form of a special dividend paid in connection with a corporate spin-off. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.98%.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f)  Amount rounds to less than $0.01 per share.

(g) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(h)  Ratios are annualized for periods less than one year.

(i)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 15

Franklin Managed Trust

FRANKLIN RISING DIVIDENDS FUND

                                          SIX MONTHS ENDED     YEAR ENDED SEPTEMBER 30,
                                           MARCH 31, 2009   ------------------------------
ADVISOR CLASS                                (UNAUDITED)      2008       2007      2006(a)
-------------                             ----------------  -------    -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ..      $ 29.07        $ 37.47    $ 36.24     $ 31.13
                                             -------        -------    -------     -------
Income from investment operations(b):
   Net investment income(c) ...........         0.03(d)        0.57       0.88(e)     0.58
   Net realized and unrealized gains
      (losses) ........................        (7.70)         (7.76)      2.54        5.14
                                             -------        -------    -------     -------
Total from investment operations ......        (7.67)         (7.19)      3.42        5.72
                                             -------        -------    -------     -------
Less distributions from:
   Net investment income ..............        (0.59)         (0.54)     (1.00)      (0.43)
   Net realized gains .................           --          (0.67)     (1.19)      (0.18)
                                             -------        -------    -------     -------
Total distributions ...................        (0.59)         (1.21)     (2.19)      (0.61)
                                             -------        -------    -------     -------
Redemption fees(f) ....................           --             --(g)      --(g)       --(g)
                                             -------        -------    -------     -------
Net asset value, end of period ........      $ 20.81        $ 29.07    $ 37.47     $ 36.24
                                             =======        =======    =======     =======
Total return(h) .......................       (26.42)%       (19.65)%     9.82%      18.53%
RATIOS TO AVERAGE NET ASSETS(i)
Expenses(j) ...........................         0.87%          0.76%      0.75%       0.76%
Net investment income .................         0.12%(d)       1.72%      2.67%(e)    1.56%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .....      $41,149        $42,142    $51,544     $29,949
Portfolio turnover rate ...............         8.43%          4.29%      6.02%       7.58%

(a)  For the period October 3, 2005 (effective date) to September 30, 2006.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d) Net investment income per share includes approximately $(0.24) per share as a return of capital adjustment to a previously recorded special dividend received by the Fund. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 2.29%.

(e) Net investment income per share includes approximately $0.48 per share received in the form of a special dividend paid in connection with a corporate spin-off. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.48%.

(f)  Effective September 1, 2008, the redemption fee was eliminated.

(g)  Amount rounds to less than $0.01 per share.

(h)  Total return is not annualized for periods less than one year.

(i)  Ratios are annualized for periods less than one year.

(j)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             16 | Semiannual Report

Franklin Managed Trust

STATEMENT OF INVESTMENTS, MARCH 31, 2009 (UNAUDITED)

    FRANKLIN RISING DIVIDENDS FUND                                                 SHARES          VALUE
    ------------------------------                                              -----------   --------------
    COMMON STOCKS 96.8%
    AEROSPACE & DEFENSE 4.8%
    United Technologies Corp. ...............................................     1,646,700   $   70,775,166
                                                                                              --------------
    BANKS 1.3%
    Peoples Bancorp Inc. ....................................................       195,644        2,539,458
    PNC Financial Services Group Inc. .......................................        90,615        2,654,113
    TrustCo Bank Corp. NY ...................................................       621,678        3,742,502
    U.S. Bancorp ............................................................       693,103       10,126,235
                                                                                              --------------
                                                                                                  19,062,308
                                                                                              --------------
    COMMERCIAL & PROFESSIONAL SERVICES 2.9%
    ABM Industries Inc. .....................................................     1,145,249       18,782,083
    Cintas Corp. ............................................................       871,100       21,533,592
    Superior Uniform Group Inc. .............................................       219,200        1,582,624
                                                                                              --------------
                                                                                                  41,898,299
                                                                                              --------------
    CONSUMER DURABLES & APPAREL 1.4%
    Leggett & Platt Inc. ....................................................     1,466,590       19,051,004
(a) Russ Berrie and Co. Inc. ................................................       684,019          902,905
                                                                                              --------------
                                                                                                  19,953,909
                                                                                              --------------
    CONSUMER SERVICES 1.5%
    Hillenbrand Inc. ........................................................     1,366,700       21,880,867
                                                                                              --------------
    DIVERSIFIED FINANCIALS 3.1%
    State Street Corp. ......................................................     1,484,000       45,677,520
                                                                                              --------------
    ELECTRICAL EQUIPMENT 8.6%
    Brady Corp., A ..........................................................     2,423,325       42,723,220
    Roper Industries Inc. ...................................................     1,935,009       82,141,132
                                                                                              --------------
                                                                                                 124,864,352
                                                                                              --------------
    FOOD & STAPLES RETAILING 5.8%
    Wal-Mart Stores Inc. ....................................................     1,612,800       84,026,880
                                                                                              --------------
    FOOD, BEVERAGE & TOBACCO 3.7%
    McCormick & Co. Inc. ....................................................     1,817,200       53,734,604
                                                                                              --------------
    HEALTH CARE EQUIPMENT & SERVICES 10.2%
    Becton Dickinson and Co. ................................................       824,400       55,432,656
    Hill-Rom Holdings Inc. ..................................................     1,343,900       13,291,171
    Stryker Corp. ...........................................................       381,800       12,996,472
    Teleflex Inc. ...........................................................       394,141       15,406,972
    West Pharmaceutical Services Inc. .......................................     1,570,800       51,537,948
                                                                                              --------------
                                                                                                 148,665,219
                                                                                              --------------


                             Semiannual Report | 17

Franklin Managed Trust

    FRANKLIN RISING DIVIDENDS FUND                                                 SHARES          VALUE
    ------------------------------                                              -----------   --------------
    COMMON STOCKS (CONTINUED)
    HOUSEHOLD & PERSONAL PRODUCTS 6.5%
    Alberto-Culver Co. ......................................................     1,135,550   $   25,674,785
    The Procter & Gamble Co. ................................................     1,463,500       68,916,215
                                                                                              --------------
                                                                                                  94,591,000
                                                                                              --------------
    INDUSTRIAL CONGLOMERATES 5.3%
    Carlisle Cos. Inc. ......................................................     2,275,168       44,661,548
    General Electric Co. ....................................................     3,222,900       32,583,519
                                                                                              --------------
                                                                                                  77,245,067
                                                                                              --------------
    INSURANCE 13.6%
    AFLAC Inc. ..............................................................     2,600,800       50,351,488
    Arthur J. Gallagher & Co. ...............................................       874,700       14,869,900
    Erie Indemnity Co., A ...................................................     1,733,082       59,236,743
    Mercury General Corp. ...................................................       290,519        8,628,414
    Old Republic International Corp. ........................................     4,381,050       47,402,961
    RLI Corp. ...............................................................       356,359       17,889,222
                                                                                              --------------
                                                                                                 198,378,728
                                                                                              --------------
    MACHINERY 6.1%
    Donaldson Co. Inc. ......................................................       554,552       14,884,176
    Dover Corp. .............................................................     2,071,500       54,646,170
    Graco Inc. ..............................................................       527,571        9,005,637
    Nordson Corp. ...........................................................       371,449       10,560,295
                                                                                              --------------
                                                                                                  89,096,278
                                                                                              --------------
    MATERIALS 13.3%
    Air Products and Chemicals Inc. .........................................       409,500       23,034,375
    Bemis Co. Inc. ..........................................................     1,516,389       31,798,677
    Nucor Corp. .............................................................     1,351,900       51,602,023
    Praxair Inc. ............................................................     1,302,381       87,637,218
                                                                                              --------------
                                                                                                 194,072,293
                                                                                              --------------
    PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES 2.9%
    Pfizer Inc. .............................................................     3,083,800       42,001,356
                                                                                              --------------
    RETAILING 5.8%
    Family Dollar Stores Inc. ...............................................     2,465,700       82,280,409
(a) Sally Beauty Holdings Inc. ..............................................       437,550        2,485,284
                                                                                              --------------
                                                                                                  84,765,693
                                                                                              --------------
    SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 0.0%(b)
    Cohu Inc. ...............................................................        68,100          490,320
                                                                                              --------------
    TOTAL COMMON STOCKS (COST $1,590,213,524)                                                  1,411,179,859
                                                                                              --------------


                             18 | Semiannual Report

Franklin Managed Trust

    FRANKLIN RISING DIVIDENDS FUND                                                 SHARES          VALUE
    ------------------------------                                              -----------   --------------
    SHORT TERM INVESTMENTS 2.8%
    MONEY MARKET FUNDS 2.8%
(c) Bank of New York Institutional Cash Reserve Fund, 0.15% .................        69,655   $       68,262
(d) Franklin Institutional Fiduciary Trust Money Market Portfolio, 0.13% ....    40,928,857       40,928,857
                                                                                              --------------
                                                                                                  40,997,119
                                                                                              --------------
    TOTAL MONEY MARKET FUNDS (COST $40,998,512)
    TOTAL INVESTMENTS (COST $1,631,212,036) 99.6% ...........................                  1,452,176,978
    OTHER ASSETS, LESS LIABILITIES 0.4% .....................................                      5,565,450
                                                                                              --------------
    NET ASSETS 100.0% .......................................................                 $1,457,742,428
                                                                                              ==============

(a)  Non-income producing.

(b)  Rounds to less than 0.1% of net assets.

(c)  The rate shown is the annualized seven-day yield at period end.

(d) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 19

Franklin Managed Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2009 (unaudited)

                                                                               FRANKLIN RISING
                                                                                DIVIDENDS FUND
                                                                               ---------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ..........................................    $1,590,283,179
      Cost - Sweep Money Fund (Note 7) .....................................        40,928,857
                                                                                --------------
      Total cost of investments ............................................    $1,631,212,036
                                                                                --------------
      Value - Unaffiliated issuers .........................................    $1,411,248,121
      Value - Sweep Money Fund (Note 7) ....................................        40,928,857
                                                                                --------------
      Total value of investments ...........................................     1,452,176,978
   Receivables:
      Investment securities sold ...........................................         2,640,008
      Capital shares sold ..................................................         4,923,626
      Dividends ............................................................         3,335,065
                                                                                --------------
         Total assets ......................................................     1,463,075,677
                                                                                --------------
Liabilities:
   Payables:
      Capital shares redeemed ..............................................         2,977,414
      Affiliates ...........................................................         1,853,255
      Unaffiliated transfer agent fees .....................................           349,335
   Funds advanced by custodian .............................................            69,655
   Accrued expenses and other liabilities ..................................            83,590
                                                                                --------------
         Total liabilities .................................................         5,333,249
                                                                                --------------
            Net assets, at value ...........................................    $1,457,742,428
                                                                                ==============
Net assets consist of:
   Paid-in capital .........................................................    $1,789,617,853
   Distributions in excess of net investment income ........................       (10,125,102)
   Net unrealized appreciation (depreciation) ..............................      (179,043,039)
   Accumulated net realized gain (loss) ....................................      (142,707,284)
                                                                                --------------
            Net assets, at value ...........................................    $1,457,742,428
                                                                                ==============

   The accompanying notes are an integral part of these financial statements.


                             20 | Semiannual Report

Franklin Managed Trust

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
March 31, 2009 (unaudited)

                                                                               FRANKLIN RISING
                                                                                DIVIDENDS FUND
                                                                               ---------------
CLASS A:
   Net assets, at value ....................................................    $1,016,633,026
                                                                                ==============
   Shares outstanding ......................................................        48,741,598
                                                                                ==============
   Net asset value per share(a) ............................................    $        20.86
                                                                                ==============
   Maximum offering price per share (net asset value per share / 94.25%) ...    $        22.13
                                                                                ==============
CLASS B:
   Net assets, at value ....................................................    $  102,680,312
                                                                                ==============
   Shares outstanding ......................................................         4,943,800
                                                                                ==============
   Net asset value and maximum offering price per share(a) .................    $        20.77
                                                                                ==============
CLASS C:
   Net assets, at value ....................................................    $  273,655,741
                                                                                ==============
   Shares outstanding ......................................................        13,226,665
                                                                                ==============
   Net asset value and maximum offering price per share(a) .................    $        20.69
                                                                                ==============
CLASS R:
   Net assets, at value ....................................................    $   23,624,589
                                                                                ==============
   Shares outstanding ......................................................         1,134,395
                                                                                ==============
   Net asset value and maximum offering price per share ....................    $        20.83
                                                                                ==============
ADVISOR CLASS:
   Net assets, at value ....................................................    $   41,148,760
                                                                                ==============
   Shares outstanding ......................................................         1,977,539
                                                                                ==============
   Net asset value and maximum offering price per share ....................    $        20.81
                                                                                ==============

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 21

Franklin Managed Trust

STATEMENT OF OPERATIONS
for the six month ended March 31, 2009 (unaudited)

                                                                               FRANKLIN RISING
                                                                                DIVIDENDS FUND
                                                                               ---------------
Investment income:
   Dividends:
      Unaffiliated issuers .................................................    $   7,402,307
      Sweep Money Fund (Note 7) ............................................          298,033
   Income from securities loaned ...........................................           19,809
                                                                                -------------
         Total investment income ...........................................        7,720,149
                                                                                -------------
Expenses:
   Management fees (Note 3a) ...............................................        4,695,774
   Distribution fees: (Note 3c)
      Class A ..............................................................        1,333,483
      Class B ..............................................................          592,329
      Class C ..............................................................        1,513,032
      Class R ..............................................................           62,128
   Transfer agent fees (Note 3e) ...........................................        1,776,271
   Accounting fees (Note 3b) ...............................................           19,464
   Custodian fees (Note 4) .................................................           18,530
   Reports to shareholders .................................................          144,723
   Registration and filing fees ............................................           53,091
   Professional fees .......................................................           24,990
   Trustees' fees and expenses .............................................           58,310
   Other ...................................................................           22,137
                                                                                -------------
         Total expenses ....................................................       10,314,262
         Expense reductions (Note 4) .......................................              (23)
                                                                                -------------
            Net expenses ...................................................       10,314,239
                                                                                -------------
               Net investment income (loss) ................................       (2,594,090)
                                                                                -------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from investments ...............................       49,535,894
   Net change in unrealized appreciation (depreciation) on investments .....     (587,505,216)
                                                                                -------------
Net realized and unrealized gain (loss) ....................................     (537,969,322)
                                                                                -------------
Net increase (decrease) in net assets resulting from operations ............    $(540,563,412)
                                                                                =============

   The accompanying notes are an integral part of these financial statements.


                             22 | Semiannual Report

Franklin Managed Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     FRANKLIN RISING DIVIDENDS FUND
                                                                                 -------------------------------------
                                                                                 SIX MONTHS ENDED
                                                                                  MARCH 31, 2009        YEAR ENDED
                                                                                    (UNAUDITED)     SEPTEMBER 30, 2008
                                                                                 ----------------   ------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income (loss) ...........................................    $   (2,594,090)    $    31,183,234
      Net realized gain (loss) from investments ..............................        49,535,894        (176,851,755)
      Net change in unrealized appreciation (depreciation) on investments ....      (587,505,216)       (417,457,000)
                                                                                  --------------     ---------------
         Net increase (decrease) in net assets resulting from operations .....      (540,563,412)       (563,125,521)
                                                                                  --------------     ---------------
   Distributions to shareholders from:
      Net investment income:
         Class A .............................................................       (23,819,215)        (24,020,064)
         Class B .............................................................        (1,371,541)         (1,084,297)
         Class C .............................................................        (3,700,937)         (2,722,615)
         Class R .............................................................          (463,098)           (505,949)
         Advisor Class .......................................................        (1,285,315)           (745,081)
      Net realized gains:
         Class A .............................................................                --         (35,519,938)
         Class B .............................................................                --          (4,697,918)
         Class C .............................................................                --         (10,885,573)
         Class R .............................................................                --            (945,523)
         Advisor Class .......................................................                --            (910,533)
                                                                                  --------------     ---------------
   Total distributions to shareholders .......................................       (30,640,106)        (82,037,491)
                                                                                  --------------     ---------------
   Capital share transactions: (Note 2)
         Class A .............................................................        25,035,609        (240,232,538)
         Class B .............................................................       (17,120,543)        (51,105,752)
         Class C .............................................................       (13,463,708)        (96,033,839)
         Class R .............................................................         1,096,747         (12,720,348)
         Advisor Class .......................................................        14,832,715           2,583,601
                                                                                  --------------     ---------------
   Total capital share transactions ..........................................        10,380,820        (397,508,876)
                                                                                  --------------     ---------------
Redemption fees ..............................................................                --              11,189
                                                                                  --------------     ---------------
         Net increase (decrease) in net assets ...............................      (560,822,698)     (1,042,660,699)
Net assets:
   Beginning of period .......................................................     2,018,565,126       3,061,225,825
                                                                                  --------------     ---------------
   End of period .............................................................    $1,457,742,428     $ 2,018,565,126
                                                                                  ==============     ===============
Undistributed net investment income (distributions in excess of net investment income) included in net assets:
   End of period .............................................................    $  (10,125,102)    $    23,109,094
                                                                                  ==============     ===============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 23

Franklin Managed Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

FRANKLIN RISING DIVIDENDS FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Managed Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of one fund, the Franklin Rising Dividends Fund (Fund). The Fund offers five classes of shares: Class A, Class B, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds and non-registered money market funds are valued at the closing net asset value.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. SECURITIES LENDING

The Fund participates in a principal based security lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money market fund


                             24 | Semiannual Report

Franklin Managed Trust

FRANKLIN RISING DIVIDENDS FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. SECURITIES LENDING (CONTINUED)

managed by the Fund's custodian on the Fund's behalf. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the principal may default on its obligations to the Fund. At March 31, 2009, the Fund had no securities on loan.

C. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of March 31, 2009, and has determined that no provision for income tax is required in the Fund's financial statements.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Distributions received by the Fund from certain securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.


                             Semiannual Report | 25

Franklin Managed Trust

FRANKLIN RISING DIVIDENDS FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

F. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the Fund and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

G. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At March 31, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                                                  SIX MONTHS ENDED                YEAR ENDED
                                                                   MARCH 31, 2009             SEPTEMBER 30, 2008
                                                            --------------------------   ---------------------------
                                                              SHARES         AMOUNT         SHARES         AMOUNT
                                                            ----------   -------------   -----------   -------------
CLASS A SHARES:
   Shares sold ..........................................    9,846,972   $ 219,539,601     7,405,884   $ 243,907,739
   Shares issued in reinvestment of distributions .......      987,590      21,085,038     1,581,586      53,647,383
   Shares redeemed ......................................   (9,653,367)   (215,589,030)  (16,430,761)   (537,787,660)
                                                            ----------   -------------   -----------   -------------
   Net increase (decrease) ..............................    1,181,195   $  25,035,609    (7,443,291)  $(240,232,538)
                                                            ==========   =============   ===========   =============


                             26 | Semiannual Report

Franklin Managed Trust

FRANKLIN RISING DIVIDENDS FUND

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                                 SIX MONTHS ENDED               YEAR ENDED
                                                                  MARCH 31, 2009            SEPTEMBER 30, 2008
                                                            -------------------------   --------------------------
                                                              SHARES        AMOUNT        SHARES         AMOUNT
                                                            ----------   ------------   ----------   -------------
CLASS B SHARES:
   Shares sold ..........................................      161,868   $  3,680,235       87,508   $   2,820,449
   Shares issued in reinvestment of distributions .......       54,199      1,154,987      145,912       4,920,157
   Shares redeemed ......................................     (993,700)   (21,955,765)  (1,822,747)    (58,846,358)
                                                            ----------   ------------   ----------   -------------
   Net increase (decrease) ..............................     (777,633)  $(17,120,543)  (1,589,327)  $ (51,105,752)
                                                            ==========   ============   ==========   =============
CLASS C SHARES:
   Shares sold ..........................................    2,141,041   $ 48,005,118    1,352,132   $  43,992,207
   Shares issued in reinvestment of distributions .......      149,272      3,169,054      352,546      11,852,577
   Shares redeemed ......................................   (2,934,162)   (64,637,880)  (4,713,282)   (151,878,623)
                                                            ----------   ------------   ----------   -------------
   Net increase (decrease) ..............................     (643,849)  $(13,463,708)  (3,008,604)  $ (96,033,839)
                                                            ==========   ============   ==========   =============
CLASS R SHARES:
   Shares sold ..........................................      283,601   $  6,473,352      314,331   $  10,288,556
   Shares issued in reinvestment of distributions .......       21,047        449,134       41,467       1,403,655
   Shares redeemed ......................................     (259,784)    (5,825,739)    (752,665)    (24,412,559)
                                                            ----------   ------------   ----------   -------------
   Net increase (decrease) ..............................       44,864   $  1,096,747     (396,867)  $ (12,720,348)
                                                            ==========   ============   ==========   =============
ADVISOR CLASS SHARES:
   Shares sold ..........................................    1,218,455   $ 28,483,937      294,004   $   9,513,133
   Shares issued in reinvestment of distributions .......       59,255      1,260,948       47,911       1,621,298
   Shares redeemed ......................................     (749,606)   (14,912,170)    (267,938)     (8,550,830)
                                                            ----------   ------------   ----------   -------------
   Net increase (decrease) ..............................      528,104   $ 14,832,715       73,977   $   2,583,601
                                                            ==========   ============   ==========   =============

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                      AFFILIATION
----------                                                      ----------------------
Franklin Advisory Services, LLC (Advisory Services)             Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent


                             Semiannual Report | 27

Franklin Managed Trust

FRANKLIN RISING DIVIDENDS FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisory Services based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   -------------------------------------------------
      0.750%          Up to and including $500 million
      0.625%          Over $500 million, up to and including $1 billion
      0.500%          In excess of $1 billion

B. ADMINISTRATIVE FEES

Under an agreement with Advisory Services, FT Services provides administrative services to the Fund. The fee is paid by Advisory Services based on average daily net assets, and is not an additional expense of the Fund.

The Fund also pays accounting fees to Advisory Services as noted in the Statement of Operations.

C. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate.

In addition, under the Fund's Class B, C, and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A ................................................................   0.25%
Class B ................................................................   1.00%
Class C ................................................................   1.00%
Class R ................................................................   0.50%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Sales charges retained net of commissions paid to
   unaffiliated broker/dealers ......................................   $424,176
Contingent deferred sales charges retained ..........................   $ 25,249


                             28 | Semiannual Report

Franklin Managed Trust

FRANKLIN RISING DIVIDENDS FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

E. TRANSFER AGENT FEES

For the period ended March 31, 2009, the Fund paid transfer agent fees of $1,776,271, of which $1,115,229 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended March 31, 2009, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At September 30, 2008, the Fund deferred realized capital losses of $185,944,623.

At March 31, 2009, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments ..........................................   $1,631,804,420
                                                                 ==============
Unrealized appreciation ......................................   $  228,598,762
Unrealized depreciation ......................................     (408,226,204)
                                                                 --------------
Net unrealized appreciation (depreciation) ...................   $ (179,627,442)
                                                                 ==============

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended March 31, 2009, aggregated $163,640,951 and $130,370,985, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.


                             Semiannual Report | 29

Franklin Managed Trust

FRANKLIN RISING DIVIDENDS FUND

8. CREDIT FACILITY

Effective January 23, 2009, the Fund, together with other U.S. registered and foreign investment funds managed by Franklin Templeton Investments (individually, "Borrower"; collectively "Borrowers"), entered into a joint syndicated senior unsecured credit facility totaling $725 million (Global
Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee based upon the unused portion of the Global Credit Facility. During the period, the Fund incurred commitment fees of $1,173 of its pro rata portion of the Global Credit Facility, which is reflected in Other expenses on the Statement of Operations. During the period ended March 31, 2009, the Fund did not utilize the Global Credit Facility.

9. FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) Statement No. 157, "Fair Value Measurement" (SFAS 157), on October 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund has determined that the implementation of SFAS 157 did not have a material impact on the Fund's financial statements.

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Trust's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)


                             30 | Semiannual Report

Franklin Managed Trust

FRANKLIN RISING DIVIDENDS FUND

9. FAIR VALUE MEASUREMENTS (CONTINUED)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2009, in valuing the Fund's assets carried at fair value:

                                                      LEVEL 1      LEVEL 2   LEVEL 3       TOTAL
                                                  --------------   -------   -------   --------------
ASSETS:
   Investments in Securities ..................   $1,452,108,716   $68,262     $--     $1,452,176,978

10. NEW ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Fund believes applying the various provisions of SFAS 161 will not have a material impact on its financial statements.

In April 2009, FASB issued FASB Staff Position FSP FAS 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" (FSP FAS 157-4) which provides additional guidance when the volume and level of activity for the asset or liability measured at fair value have significantly decreased. Additionally, FSP FAS 157-4 amends FASB Statement No. 157, Fair Value Measurements, and expanding disclosure requirements by reporting entities surrounding the major categories of assets and liabilities carried at fair value. FSP FAS 157-4 is effective for interim and annual periods ending after June 15, 2009. The Fund is currently evaluating the impact, if any, of applying FSP FAS 157-4.


                             Semiannual Report | 31

Franklin Managed Trust

SHAREHOLDER INFORMATION

FRANKLIN RISING DIVIDENDS FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 25, 2009, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for Franklin Rising Dividends Fund (Fund). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis report prepared by management. The Lipper report compared the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged the Fund. Such material also discussed some of the actions taken by management in responding to the past year's financial upheaval.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports


                             32 | Semiannual Report

Franklin Managed Trust

FRANKLIN RISING DIVIDENDS FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report on the efficiency of its trading operations by an independent portfolio trading analytical firm. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a pre-designated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. In this respect, the Board after making inquiries of management, received assurances that bonus composition was not unduly influenced by one-year or short-term performance but was based primarily on longer periods consistent with the interests of long-term shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties and the high industry rankings given the Franklin Templeton website. Particular attention was given to the overall performance and actions taken by the Manager and its affiliates in response to problems arising out of the market turmoil and financial crisis experienced during the past year. In this respect, the Board noted that management's independent credit analysis and diligent risk management procedures had minimized exposure of funds within the Franklin Templeton complex to subprime mortgages and that its continuous monitoring of counterparty credit risk had limited fund exposure to firms experiencing financial difficulties like Bear Stearns and AIG. The same type of conservative approach and attention to risk had also prevented any structured investment products or other volatile instruments from being held in the portfolios of any of the money market funds within the Franklin Templeton complex, including the sweep money fund utilized by the Fund as part of its cash management. The Board also took into account, among other things, management's efforts in establishing a $725 million global credit facility for the benefit of the funds and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and


                             Semiannual Report | 33

Franklin Managed Trust

FRANKLIN RISING DIVIDENDS FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager's parent company and its commitment to the mutual fund business. The Board also noted that during the past year Franklin Templeton Investments, like many other fund managers, had announced a hiring freeze and implemented employee reductions, and the Board discussed with management the nature of such reductions and steps being taken to minimize any negative impact on the nature and quality of services being provided the Fund.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with the Fund's portfolio manager at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper report furnished for the agreement renewal. The Lipper report prepared for the Fund showed the investment performance of its Class A shares during 2008 and the previous 10-year period ended December 31, 2008, in comparison to a performance universe consisting of the Fund and all retail and institutional multi-cap value funds as selected by Lipper. Consistent with the market sell-off that occurred in 2008, the Fund, and all other funds within its Lipper performance universe, experienced losses during the past year. On a comparative basis, the Lipper report showed the Fund's total return during 2008 to be in the highest or best performing quintile of its performance universe, and on an annualized basis to be in the highest or second-highest quintile of such universe for each of the previous three-, five- and 10-year periods. The Board noted such favorable comparative performance.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. In reviewing comparative costs, Lipper provides information on the Fund's contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed that the Fund's contractual investment management fee rate was within one basis point of its Lipper expense group median, and the Fund's actual total expenses were more than 15 basis points below its Lipper expense group median. The Board was satisfied with the management fee and total expenses of the Fund in comparison to its Lipper expense group as shown in the Lipper report.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin


                             34 | Semiannual Report

Franklin Managed Trust

FRANKLIN RISING DIVIDENDS FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

Templeton's U.S. fund business, as well as its profits in providing management and other services to the Fund during the 12-month period ended September 30, 2008, being the most recent fiscal year end for Franklin Resources, Inc., the Manager's parent. During such period, the assets of the Franklin Templeton U.S. fund business were significantly higher than currently existing, and to such extent the profitability analysis does not reflect current fund operations. While taking this into account in assessing the significance of the Fund profitability analysis, the Board recognized such analysis was made at a given point in time and that the decline in assets and effect on profitability would be reflected in the profitability analysis covering Franklin Resources' 2009 fiscal year period. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the cost allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity that financed up-front commissions paid to brokers/dealers who sold fund Class B shares prior to February 2005 when the offering of such shares was discontinued, as well as potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.


                             Semiannual Report | 35

Franklin Managed Trust

FRANKLIN RISING DIVIDENDS FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The fee structure under the Fund's investment management agreement provides an initial fee of 0.75% on the first $500 million of Fund net assets; 0.625% on the next $500 million of Fund net assets, and 0.50% on Fund net assets in excess of $1 billion. At December 31, 2008, the Fund's net assets were approximately $1.7 billion. In discussing the prospect of adding additional breakpoints, management expressed its view that the existing fee schedule reflected anticipated economies of scale and pointed out the Fund's favorable effective management fee and total expense comparisons within its Lipper expense group. Management also observed and the Board acknowledged the fact that the Fund had assets beyond the last breakpoint level did not mean that it no longer benefited from economies of scale since the growth of assets being charged at the lowest 0.50% fee level resulted in a lower overall management fee rate. While intending to monitor future growth and continue discussions with management on this topic, the Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement provides a sharing of benefits with the Fund and its shareholders.

PROXY VOTING POLICIES AND PROCEDURES

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.


                             36 | Semiannual Report

Franklin Managed Trust

FRANKLIN RISING DIVIDENDS FUND

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                             Semiannual Report | 37

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

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

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

Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE
Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND
Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL
Mutual Global Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL
Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID
Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION
Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME
Franklin Adjustable U.S. Government Securities Fund(3)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(3)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(3)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(4)
NATIONAL
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(5)

LIMITED-/INTERMEDIATE-TERM
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California(6)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(6)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust(8)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(4.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(5.) The fund invests primarily in insured municipal securities.

(6.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(7.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/17/09.

(8.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

04/09

                                               Not part of the semiannual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)   One Franklin Parkway
                                           San Mateo, CA 94403-1906

SIGN UP FOR EDELIVERY

Log onto franklintempleton.com and click "My Profile"

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN RISING DIVIDENDS FUND

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

158 S2009 05/09



ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Frank T. Crohn and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES. N/A


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A


ITEM 6. SCHEDULE OF INVESTMENTS. N/A


ITEM 7.  DISCLOSURE  OF PROXY VOTING  POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.                 N/A


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A


ITEM 9.  PURCHASES OF EQUITY  SECURITIES  BY  CLOSED-END  MANAGEMENT  INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.              N/A


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.


ITEM 11. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Matthew T. Hinkle, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Matthew T. Hinkle, Chief Financial Officer and Chief Accounting Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN MANAGED TRUST

By /S/LAURA F. FERGERSON
   ------------------
      Laura F. Fergerson
      Chief Executive Officer - Finance and Administration
Date  May 27, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /S/LAURA F. FERGERSON
   ------------------
      Laura F. Fergerson
      Chief Executive Officer - Finance and Administration
Date  May 27, 2009


By /S/MATTHEW T. HINKLE
   ---------------------
      Matthew T. Hinkle
      Chief Financial Officer and Chief Accounting Officer
Date  May 27, 2009